Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
Omaha, Nebraska

June 14, 2023

MEDIA CONTACT:

Karen Marotta

Greystone

212-896-9149

Karen.Marotta@greyco.com

INVESTOR CONTACT:

Andy Grier

Senior Vice President

402-952-1235

Greystone Housing Impact Investors LP Announces Regular Quarterly Cash Distribution and Supplemental BUCs Distribution

Omaha, Nebraska – On June 14, 2023, Greystone Housing Impact Investors LP (NYSE: GHI) (the “Partnership”) announced that the Board of Managers of Greystone AF Manager LLC (“Greystone Manager”) declared a distribution to the Partnership’s Beneficial Unit Certificate (“BUC”) holders of $0.44 per BUC. The distribution consists of a regular quarterly cash distribution of $0.37 per BUC plus a supplemental distribution payable in the form of additional BUCs equal in value to $0.07 per BUC. The supplemental distribution will be paid at a ratio of 0.00448 BUCs for each issued and outstanding BUC as of the record date, which represents an amount per BUC based on the closing price of the BUCs on the New York Stock Exchange on June 13, 2023 of $15.62 per BUC. No fractional BUCs will be issued in connection with the supplemental BUCs distribution, as all fractional BUCs resulting from the distribution will receive cash for such fraction based on the market value of the BUCs on the record date. The Partnership expects to issue an aggregate of approximately 102,000 BUCs for the supplemental BUCs distribution.

The cash distribution and supplemental distribution will be paid on July 31, 2023 to all BUC holders of record as of the close of trading on June 30, 2023. The BUCs will trade ex-distribution as of June 29, 2023.

The supplemental distribution reflects the Partnership’s continuing intent to distribute a portion of the Partnership’s recent gains on the sale of its Vantage JV Equity Investments. The payment of the supplemental distribution in the form of BUCs allows the Partnership to retain additional capital to fund future investment opportunities at a low cost and is non-dilutive to current BUC holders.

“The Board’s declaration of the ongoing regular quarterly distribution plus a supplemental distribution demonstrates its objective of consistently distributing earnings to our unitholders,” said Kenneth C. Rogozinski, Chief Executive Officer of the Partnership. “The payment of the supplemental distribution in the form of additional BUCs will allow

BUC holders to benefit from our deployment of the retained capital into accretive investments in a cost efficient, non-dilutive manner.”

Greystone Manager is the general partner of America First Capital Associates Limited Partnership Two, the Partnership’s general partner. Distributions to the Partnership’s BUC holders, including regular and any supplemental distributions, are determined by Greystone Manager based on a disciplined evaluation of the Partnership’s current and anticipated operating results, financial condition and other factors it deems relevant. Greystone Manager continually evaluates the factors that go into BUC holder distribution decisions, consistent with the long-term best interests of the BUC holders and the Partnership.

About Greystone Housing Impact Investors LP

Greystone Housing Impact Investors LP was formed in 1998 under the Delaware Revised Uniform Limited Partnership Act for the primary purpose of acquiring, holding, selling and otherwise dealing with a portfolio of mortgage revenue bonds which have been issued to provide construction and/or permanent financing for affordable multifamily, seniors and student housing properties. The Partnership is pursuing a business strategy of acquiring additional mortgage revenue bonds and other investments on a leveraged basis. The Partnership expects and believes the interest earned on these mortgage revenue bonds is excludable from gross income for federal income tax purposes. The Partnership seeks to achieve its investment growth strategy by investing in additional mortgage revenue bonds and other investments as permitted by its Second Amended and Restated Limited Partnership Agreement, dated December 5, 2022, taking advantage of attractive financing structures available in the securities market, and entering into interest rate risk management instruments. Greystone Housing Impact Investors LP press releases are available at www.ghiinvestors.com.

Safe Harbor Statement

Certain statements in this press release are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, and international conflicts on business operations, employment, and financial conditions; current financial conditions within the banking industry, including the effects of recent failures of financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies the Partnership may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on investments and cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, higher commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; exercising of redemption rights by the holders of the Series A Preferred Units; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration of properties related to investments held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.